NOTICE OF GUARANTEED DELIVERY
                                       for
                            Tender of All Outstanding
            Redeemable Common Stock Purchase Warrants Issued in 2000
                                 in Exchange for
            2005 Redeemable Common Stock Purchase Warrants - Series A
                                       of
                              DELCATH SYSTEMS, INC.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
   TIME, ON AUGUST 15, 2005 (THE "EXPIRATION dATE") UNLESS EXTENDED BY DELCATH
                                 SYSTEMS, iNC.
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     Registered holders of outstanding Redeemable Common Stock Purchase Warrants
(the "2000 Warrants") issued upon consummation of the initial public offering of Delcath Systems, Inc. who wish to tender their 2000 Warrants in exchange for an equal number of 2005 Redeemable Common Stock Purchase Warrants - Series A (the "Exchange Warrants") and whose 2000 Warrants are not immediately available or who cannot deliver their 2000 Warrants and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to American Stock Transfer & Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This
Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer - Procedures for Tendering Outstanding Notes" and "The Exchange Offer - Guaranteed Delivery Procedures" in the Offer to Exchange dated July 13, 2005
(the "Offer to Exchange").

                             The Exchange Agent is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

    For Delivery by Registered or Certified Mail; Hand or Overnight Delivery:

                     American Stock Transfer & Trust Company
                                6201 15th Avenue
                            Brooklyn, New York 11219
                               Fax: (718) 234-5501

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Offer to Exchange), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the number of 2000 Warrants indicated below, upon the terms and subject to the conditions contained in the Offer to Exchange, receipt of which is hereby acknowledged.

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Name(s) of Tendering Holder(s): ________________________________________________
                                        (Please Print)

Address(es):

________________________________________________________________________________

________________________________________________________________________________
                                                              (Zip Code)

Daytime Area Code and Tel. No.

______________________________________________

Signature(s): __________________________________________________________________

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Number of 2000 Warrants:

________________________________________________________________________________

Certificate Nos. of 2000 Warrants Tendered (if available) ______________________

Number of Outstanding 2000 Warrants Tendered: __________________________________

(Check box if 2000 Warrants will be tendered by book-entry transfer)  [__]

        The Depository Trust Company

Account Number: ________________________________________________________________

Date: __________________________________________________________________________

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



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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (Not to be Used for Signature Guarantee)


     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of f1934, as amended, hereby guarantees to deliver to the Exchange Agent at its address set forth above, the certificates representing the 2000 Warrants (or a confirmation of book-entry transfer of such 2000 Warrants into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.



Name of Firm: _________________________  _______________________________________
                                                (Authorized Signature)

Address: ______________________________  Title: ________________________________

_______________________________________  Name: _________________________________
             (Zip Code)                            (Please type or print)

Area Code and Telephone No.:

______________________________________  Date: __________________________________

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NOTE: DO NOT SEND OUTSTANDING 2000 WARRANTS WITH THIS NOTICE OF GUARANTEED
      DELIVERY. OUTSTANDING 2000 WARRANTS SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.